                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1
                               To Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): July 15, 1999

                       INTERNEURON PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

            0-18728                               04-3047911
     (Commission File No.)           (I.R.S. Employer Identification No.)

99 Hayden Avenue
Lexington, MA 02421-7966
(Address of Principle Executive Offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 861-8444

As reported on Form 8-K dated July 15, 1999 (the "Original Form 8-K") and filed on July 29, 1999, on July 15, 1999, Interneuron Pharmaceuticals, Inc . (the "Company") reported that it entered into a series of concurrent transactions (the "CPEC Exchange Transactions") pursuant to which the Company acquired from its previously majority-owned subsidiary, Incara Pharmaceuticals Corporation formerly Intercardia, Inc. ("Incara"), a 65% interest in CPEC LLC and in exchange for which Incara redeemed 4,229,381 of the 4,511,084 shares of Incara common stock previously owned by the Company and the Company cancelled a $2,000,000 promissory note issued by Incara to the Company in a related transaction. This Form 8-K/A provides pro forma financial information required under Item 7. Item 7. to the Original Form 8-K is hereby amended and restated in its entirety as follows:

As a result of the CPEC Exchange Transactions, the Company will no longer consolidate the financial statements of Incara but will consolidate the financial statements of CPEC LLC. The unaudited pro forma financial information listed as Exhibit 1 under Item 7. (b) gives effect to the CPEC Exchange Transactions and are based upon the historical financial statements of the Company, Incara and CPEC, Inc. (the predecessor of CPEC LLL). The Unaudited Pro Forma Consolidated Balance Sheet of the Company at June 30, 1999 reflects the exclusion of the accounts of Incara except for the accounts of CPEC, Inc., which have been adjusted to exclude the financial effect

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of the Development, Manufacturing, Marketing and License Agreement among Incara,
CPEC, Inc., and BASF Pharma/Knoll AG (the "Knoll Agreement") as if the CPEC Exchange Transactions occurred on June 30, 1999. The Unaudited Pro Forma Consolidated Statements of Operations of the Company for the Nine Months ended June 30, 1999 and the Year Ended September 30, 1998 reflect the exclusion of the accounts of Incara except for the accounts of CPEC, Inc., which have been adjusted to exclude the financial effect of the Knoll Agreement as if the CPEC Exchange Transactions had been completed on October 1, 1997. The valuation of assets is preliminary and is subject to change.

The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical Consolidated Financial Statements of the Company including the notes thereto, and other financial information pertaining to the Company. The unaudited pro forma financial statements do not purport to represent what the actual results of operations or actual financial position would have been if the CPEC Exchange Transactions had, in fact, occurred on such assumed dates or to project the Company's results of operations or financial position for any future period or date. The unaudited pro forma consolidated financial statements only reflect effects from the CPEC Exchange Transactions.

Statements in this Form 8-K/A that are not statements or descriptions of historical facts are "forward-looking" statements under Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and are subject to numerous risks and uncertainties. These forward-looking statements and other forward-looking statements made by the Company or its representatives include, without limitation, statements regarding the Redux-related litigation, including the proposed settlement of the Redux-related product liability litigation; the Company's ability to successfully develop, obtain regulatory approval for and commercialize any products, to enter into corporate collaborations or obtain sufficient additional capital to fund operations, and are based on a number of assumptions. The words "believe," "expect," "anticipate," "intend," "estimate" or other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements as they involve risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, including those set forth under "Risk Factors" and elsewhere in, or incorporated by reference into, the Company's Form 10-K for its fiscal year ended September 30, 1998. These factors include, but are not limited to, risks relating to the Redux-related litigation, including the risk that the proposed settlement of the product liability litigation will not be finally approved; uncertainties relating to clinical trials, regulatory approval and commercialization of citicoline; need for additional funds and corporate partners; uncertainties relating to clinical trials, regulatory approval and commercialization of other products; substantial losses from operations and expected future losses; minimal revenues; product liability; dependence on third parties for manufacturing and marketing; competition; government regulation; contractual arrangements; patents and proprietary rights; dependence on key personnel; uncertainty regarding pharmaceutical pricing and reimbursement and other risks. The forward-looking statements represent the Company's judgment and expectations as of the
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date of this Report. The Company assumes no obligation to update any such forward-looking statements.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
         EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Exhibit 1 - Pro Forma Financial Information

     Interneuron Pharmaceuticals, Inc. Unaudited Pro Forma Consolidated Balance
          Sheet at June 30, 1999
     Interneuron Pharmaceuticals, Inc. Unaudited Pro Forma Consolidated
          Statement of Operations for the Nine Months Ended June 30, 1999 Interneuron Pharmaceuticals, Inc. Unaudited Pro Forma Consolidated
          Statement of Operations for the Year Ended September 30, 1998
     Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)  Exhibits

     See Item 7.(b) above.

                                   Exhibit 1
                                   ---------

                       INTERNEURON PHARMACEUTICALS, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 June 30, 1999
                                  (Unaudited)
                            (Amounts in thousands)


                                                                                                             Foot          Pro
                                                                         Historical         Pro Forma        Note         Forma
                                                                        Interneuron        Adjustments       Ref.      Interneuron
                                                                      ----------------    -------------   ----------  -------------
                                   ASSETS

Current assets:
    Cash and cash equivalents                                                $  33,734        $ (5,547)      (A)        $  28,187
    Marketable securities                                                        2,545          (2,545)      (A)                -
    Accounts receivable                                                             87              12       (A)               99
    Prepaids and other current assets                                            1,934            (116)      (A)            1,818
    Investment in/Receivable from Incara                                             -           3,284       (A)            3,284
                                                                      ----------------    ------------               ------------
        Total current assets                                                    38,300          (4,912)                    33,388

Property and equipment, net                                                      3,136          (2,672)      (A)              464
Other assets                                                                        83             (83)      (A)                -
                                                                      ----------------    ------------               ------------
                                                                             $  41,519        $ (7,667)                 $  33,852
                                                                      ================    ============               ============

                                LIABILITIES

Current liabilities:
    Accounts payable                                                         $     798        $   (435)      (A)        $     363
    Accrued expenses                                                            25,591          (1,778)      (A)           23,813
    Current portion of notes payable and capital lease obligations                 789            (708)      (A)               81
                                                                      ----------------    ------------               ------------
        Total current liabilities                                               27,178          (2,921)                    24,257

Long-term portion of notes payable and capital lease obligations                 1,156          (1,147)      (A)                9
Minority interest                                                                1,714          (1,714)      (A)                -

                           STOCKHOLDERS' EQUITY

Preferred stock, $.001 par value:
    Series B                                                                     3,000               -                      3,000
    Series C                                                                       500               -                        500
Common stock, $.001 par value                                                       42               -                         42
Unearned compensation                                                                -               -                          -
Additional paid-in capital                                                     271,844               -                    271,844
Accumulated deficit                                                           (263,915)         (1,885)      (B)         (265,800)
Unrealized losses on marketable securities                                           -               -                          -
                                                                      ----------------    ------------               ------------
        Total stockholders' equity                                              11,471          (1,885)                     9,586
                                                                      ----------------    ------------               ------------
                                                                             $  41,519        $ (7,667)                 $  33,852
                                                                      ================    ============               ============

 The accompanying notes are an integral part of these unaudited consolidated pro forma financial statements.

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                                   Exhibit 1
                                   ---------

                       INTERNEURON PHARMACEUTICALS, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    For the nine months ended June 30, 1999
                                  (Unaudited)
                 (Amounts in thousands except per share data)

                                                                                                             Foot           Pro
                                                                      Historical          Pro Forma          Note          Forma
                                                                      Interneuron        Adjustments         Ref.       Interneuron
                                                                    ---------------   ----------------   ----------   -------------
Contract and license fee revenues                                         $   1,099           $   (567)      (C)          $     532

Costs and expenses:
Research and development                                                     31,590            (11,506)    (C);(E)           20,084
Selling, general and administrative                                           9,633             (1,861)      (C)              7,772
                                                                    ---------------   ----------------                --------------
     Total costs and expenses                                                41,223            (13,367)                      27,856

Net loss from operations                                                    (40,124)            12,800                      (27,324)

Investment income, net                                                        1,861               (373)      (C)              1,488
Minority interest                                                             6,344             (4,981)      (D)              1,363
                                                                    ---------------   ----------------                -------------
Net loss                                                                  $ (31,919)          $  7,446                    $ (24,473)
                                                                    ===============   ================                =============

Net loss per common share - basic and diluted                             $   (0.76)                                      $   (0.58)
                                                                    ===============                                   =============

Weighted average common shares outstanding                                   41,873                                          41,873
                                                                    ===============                                   =============

 The accompanying notes are an integral part of these unaudited consolidated pro forma financial statements.

                                   Exhibit 1
                                   ---------

                       INTERNEURON PHARMACEUTICALS, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended September 30, 1998
                                  (Unaudited)
                 (Amounts in thousands except per share data)

                                                                                Pro                 Foot                 Pro
                                                         Historical            Forma                Note                Forma
                                                        Interneuron          Adjustments            Ref              Interneuron
                                                       --------------      --------------      --------------      --------------
Contract and license fee revenues                      $        6,488      $       (1,218)            (C)          $        5,270

Costs and expenses:
Research and development                                       39,762             (10,810)          (C);(E)                28,952
Selling, general and administrative                            21,975              (2,243)            (C)                  19,732
Purchase of in-process research and development                   500                 -                                       500
                                                       --------------      --------------                          --------------
    Total costs and expenses                                   62,237             (13,053)                                 49,184

Net loss from operations                                      (55,749)             11,835                                 (43,914)

Investment income, net                                          5,465              (1,214)            (C)                   4,251
Equity in net loss of unconsolidated subsidiary                (4,040)                -                                    (4,040)
Minority interest                                               3,839              (4,082)            (D)                    (243)
                                                       --------------      --------------                          --------------

Net loss from continuing operations                           (50,485)              6,539                                 (43,946)

Discontinued operations:
Loss from operations of InterNutria                           (17,151)                -                                   (17,151)
Loss from discontinuation of InterNutria                       (2,326)                -                                    (2,326)
                                                       --------------      --------------                          --------------
Net loss                                               $      (69,962)     $        6,539                          $      (63,423)
                                                       ==============      ==============                          ==============

Net loss per common share - basic and diluted:
Net loss from continuing operations                    $        (1.22)                                             $        (1.06)
Net loss from operations of InterNutria                $        (0.41)                                             $        (0.41)
Net loss from discontinuation of InterNutria           $        (0.06)                                             $        (0.06)
Net loss per common share - basic and diluted          $        (1.69)                                             $        (1.53)

Weighted average common shares outstanding                     41,468                                                      41,468
                                                       ==============                                              ==============

The accompanying notes are an integral part of these unaudited consolidated pro forma financial statements.

                                   Exhibit 1
                                   ---------

                       INTERNEURON PHARMACEUTICALS, INC.

        NOTES TO UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

     These unaudited consolidated pro forma financial statements reflect the pro forma effects of the CPEC Exchange Transactions entered into on July 15, 1999 pursuant to which the Company acquired from Incara a 65% interest in CPEC LLC in exchange for which Incara redeemed 4,229,381 of the 4,511,084 shares of Incara common stock previously owned by the Company and cancelled a $2,000,000 promissory note issued by Incara to the Company in a related transaction. References to "CPEC" refer to CPEC, Inc.

I.  Pro Forma Adjustments to Interneuron's Consolidated Balance Sheet:

     A. Eliminate Incara's historical balance sheet accounts as of June 30, 1999, excluding those balances relating to CPEC, and record the investment in, and amounts receivable from, Incara, and eliminate minority interest related to Incara.

     B.   Record Interneuron's charge related to the acquisition of CPEC.

II. Pro Forma Adjustments to Interneuron's Consolidated Statements of
    Operations:

     C. Eliminate Incara's historical operating activity for the nine months ended June 30, 1999 and the year ended September 30, 1998, excluding amounts associated with CPEC.

     D. Eliminate loss allocations related to Incara's minority interest and to record loss/(income) allocations related to Incara's post transaction minority interest in CPEC. Loss allocations related to Incara minority interest amounted to $6,344,000 for the nine months ended June 30, 1999 and $3,506,000 for the year ended September 30, 1998. Loss/(income) allocations related to CPEC minority interest amounted to $1,363,000 for the nine months ended June 30, 1999 and ($576,000) for the year ended September 30, 1998.

     E. Eliminate all research and development expenses incurred with respect to CPEC's Knoll Agreement amounting to approximately $1,870,000 for the nine months ended June 30, 1999 and $740,000 for the year ended September 30, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          INTERNEURON PHARMACEUTICALS, INC.



          By:  /s/ Glenn L. Cooper
               -------------------------------------
               Glenn L. Cooper, M.D.
               President and Chief Executive Officer

Date: September 27, 1999